UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2007 (July 26, 2007)

ISLE OF CAPRI CASINOS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification Number)

600 Emerson Road, Suite 300,
St. Louis, Missouri	63141
(Address of principal executive	(Zip Code)
offices)

(314) 813-9200

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 26, 2007, Isle of Capri Casinos, Inc. (the “Company”) entered into a Credit Agreement (the “Credit Agreement”), dated July 26, 2007, among Isle of Capri Casinos, Inc., as Borrower, the lenders partythereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, Issuing Bank and Swing Line Lender, Credit Suisse Securities (USA) LLC, as Lead Arranger and Bookrunner, Deutsche Bank Securities Inc. and CIBC World Markets Corp., as Co-Syndication Agents, and U.S. Bank, N.A. and Wachovia Bank, National Association, as Co-Documentation Agents.

The amount of the new credit facility available under the Credit Agreement, which is secured by certain assets of the Company as set forth in the Security Agreement, dated July 26, 2007, among the Company, its material subsidiaries, and Credit Suisse, Cayman Islands Branch, as Administrative Agent for and representative of the financial institutions party to the Credit Agreement and any Hedge Providers (as defined therein)(the “Security Agreement”), is $1,350,000,000, which has been and will be used to replace the Company's prior $700 million senior secured credit facility which was entered into on February 4, 2005. The new senior credit facility consists of a $475 million five-year revolving credit facility, which matures on July 26, 2012 and an $875 million term loan facility, which matures on November 25, 2013. The $875 million term loan facility consists of a $500 million senior secured loan facility which was drawn at closing, a $200 million senior secured delayed draw facility which may be drawn within 30 days after closing in order to redeem the Company's 9% senior subordinated notes and a $175 million senior secured delayed draw facility which can be drawn within twelve months after closing, at the Company's option.

Interest on the term loans and the revolving loans is determined with reference to (i) a base rate, which is the higher of (x) the Reference Rate (as defined in the Credit Agreement) and (y) 0.50% plus the Federal Funds Effective Rate (as defined in the Credit Agreement) or (ii) LIBOR plus a margin based on the Consolidated Total Leverage Ratio (as defined in the Credit Agreement).

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Form of Credit Agreement, dated as of July 26, 2007, among Isle of Capri Casinos, Inc., as
Borrower, the lenders party thereto, Credit Suisse, Cayman Islands Branch, as Administrative
Agent, Issuing Bank and Swing Line Lender, Credit Suisse Securities (USA) LLC, as Lead
Arranger and Bookrunner, Deutsche Bank Securities Inc. and CIBC World Markets Corp., as Co
Syndication Agents, and U.S. Bank, N.A. and Wachovia Bank, National Association, as Co-
Documentation Agents.

10.2	Form of Security Agreement, dated as of July 26, 2007, among the Company, its material subsidiaries party thereto, and Credit Suisse, Cayman Islands Branch, as Administrative
Agent for and representative of the financial institutions party to the Credit Agreement and any Hedge Providers (as defined therein)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.

Date: July 30, 2007	By:	/s/DONN R. MITCHELL, II

	Name:	Donn R. Mitchell, II
	Title:	Senior Vice President and
Chief Financial Officer